Exhibit 99.1

Digital World Reaches Settlement with SEC, Paving Way for Form S-4 Registration Statement Review

MIAMI, FL / ACCESSWIRE / July 21, 2023 / Digital World Acquisition Corp. (Nasdaq:DWAC) (“DWAC” or the “Company”) announced today that on July 20, 2023 it settled with the SEC fraud charges against the Company for making material misrepresentations in forms filed with the SEC as part of DWAC’s initial public offering and proposed merger with Trump Media & Technology Group Corp. (TMTG). DWAC agreed to a cease-and-desist order and to pay an $18 million penalty in the event it closes a merger transaction. It also agreed to undertake that, should DWAC file an amended Form S-4, any such Form S-4 will be materially complete and accurate and consistent with the findings in the SEC’s order.

Mr. Swider, the Chief Executive Officer of DWAC, stated, “Through steadfast dedication to our shareholders, we tirelessly worked to reach a settlement with the SEC regarding charges against DWAC. This is an important milestone for us, as it clears the path for the SEC to review our expected upcoming filing of the Registration Statement related to our proposed merger with TMTG. Subject to further SEC review of our future filings related to the merger, we are eager to move forward the consummation of the business combination with TMTG and we look forward to TMTG’s cooperation in this regard.”

Mr. Swider added, “We have also filed a proxy statement in order to seek shareholders’ support for an extension of our liquidation date from September 8, 2023, up to September 8, 2024. If approved, we expect to use this time to complete the consummation of the business combination with TMTG, as such we urge our shareholders to vote in favor of this extension.”

About Digital World Acquisition Corp.

Digital World Acquisition Corp. (Nasdaq:DWAC) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

The Company has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of the Company, and a prospectus in connection with a proposed business combination (the

“Business Combination”) with TMTG. The definitive proxy statement and other relevant documents will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Securityholders of the Company and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about the Company, TMTG and the Business Combination. The Company’s securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: the Company Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

The Company has also filed the Extension Preliminary Proxy Statement with the SEC with respect to the proposed extension of its liquidation date. The definitive proxy statement for the extension of the liquidation date will be mailed to stockholders of the Company. Securityholders of the Company and other interested persons are advised to read the Extension Preliminary Proxy Statement and amendments thereto, and, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the extension of the liquidation date because these documents will contain important information. The Company’s securityholders and other interested persons will also be able to obtain copies of the definitive proxy statement, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: the Company Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

Participants in Solicitation

The Company and TMTG and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the proposed Extension Preliminary Proxy and the Business Combination. Securityholders of the Company and other interested persons may obtain more information regarding the names and interests of the Company’s directors and officers in the Business Combination in the Company’s filings with the SEC, including in the Extension Preliminary Proxy and the Registration Statement, and the names and interests of TMTG’s directors and officers in the proposed Business Combination in the Registration Statement. These documents can be obtained free of charge from the sources indicated above. TMTG and its officers and directors do not have any interests in the Company or the proposed Extension Preliminary Proxy other than with respect to their interests in the Business Combination, to the extent the Extension Preliminary Proxy is effectuated.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed extension proxy and the proposed business combination between the Company and TMTG, including without limitation statements regarding the uncertainties relating to the Company’s stockholder approval of the extension proxy, the disagreement with TMTG regarding the termination date of the Merger Agreement, the potential termination of the Merger Agreement as a result of the approval by the SEC of the settlement, certain disagreements with TMTG, the anticipated benefits of the business combination, the anticipated timing of the business combination and the private placement of the Company (the “PIPE”), the implied enterprise value, future financial condition and performance of TMTG and the combined company after the closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemptions of the Company’s public stockholders and the products and markets and expected future performance and market opportunities of TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the business combination and the PIPE may not be completed in a timely manner or at all, which may adversely affect the price of Digital World’s securities, (ii) the risk that the business combination may not be completed by the Company’s business combination deadline (including as a result of a disagreement with TMTG about the outside date of the merger agreement) and the potential failure to obtain the Company’s stockholder approval of the extension amendment, (iii) the failure to satisfy the conditions to the consummation of the business combination or the PIPE, including the approval of the merger agreement by the stockholders of the Company, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including as a result of the settlement with the SEC, (vi) the failure to achieve the minimum amount of cash available following any redemptions by the company stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the business combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the business combination disrupts current plans and operations of TMTG, (x) the outcome of any legal proceedings that may be instituted against TMTG or against the company related to the merger agreement or the business combination, (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the merger agreement or the business combination and the impact they may have on consummating the transactions, (xii) TruthSocial, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the future pandemics and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the business combination and the failure to realize anticipated benefits of the business combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xviii) those factors discussed in the company’s filings with the SEC and that that will be contained in the definitive extension proxy, when available and the registration statement relating to the business combination. The foregoing list of factors is not exhaustive.

You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Company’s in its Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 26, 2023 (the “2022 Annual Report”) and in other reports the Company files with the SEC, including the Extension Proxy. Risks regarding the Business Combination are also discussed in the Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022 and September 23, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company and TMTG may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither the Company nor TMTG gives any assurance that the Company, TMTG, or the combined company, will achieve its expectations.